Exhibit 99.1



WQN, Inc.                                               Contact:
509 Madison Avenue, Suite 1510                          David Montoya
New York, NY 10022                                      Chief Financial Officer
                                                        (212) 774-3656
                                                        investors@wqni.com

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        WQN, Inc. Receives Notice Regarding Noncompliance With Nasdaq's
                        Continued Listing Requirements

New York, NY April 24, 2006 - WQN, Inc. (the "Company") received written notice from the Nasdaq National Market ("Nasdaq") on April 18, 2006 indicating that, as a result of WQN's failure to have timely filed its Annual Report on Form 10-K for the year ending December 31, 2005, WQN was not in compliance with the continued listing requirements set forth in Nasdaq Marketplace Rule 4310(c)(14). As a result, WQN's stock is subject to delisting from Nasdaq. In order to avoid delisting at this time, WQN must, on or before the opening of business on April 27, 2006, either file the delinquent Form 10-K or request a hearing before a Nasdaq Listing Qualifications Panel to review the staff's determination. As a result of the notice and for so long as the deficiency exists, WQN also expects that Nasdaq will change its ticker symbol from WQNI to WQNIE.

WQN intends either to file the delinquent Form 10-K or to request a hearing before a Nasdaq Listing Qualifications Panel prior to Nasdaq's deadline. If a hearing is requested, there can be no assurance that the Panel will grant the WQN's request for continued listing.

                                     * * *

About WQN, Inc.:
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WQN, Inc. (Nasdaq: WQNI) is a diversified operating company targeting small to middle market growth-oriented companies primarily focused in the financial services, technology/telecommunications, business services and business distribution and real estate industries. Management seeks to make both controlling and minority investments into companies. The Company is headquartered in New York, New York and has offices in Dallas, Texas. For more information about WQN, Inc., please visit the company's Web site at http://www.wqni.com.

Notice Regarding Forward-Looking Statements:
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This release may contain forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and, as a result, should be considered subject to the many uncertainties that exist in WQN, Inc.'s operations and business environment. Such statements consist of any statement other than a recitation of historical fact and can be identified by the use of forward-looking terminology such as "may," "expect," "anticipate," "estimate," or "continue" or the negative thereof or other variations thereon or comparable terminology. The reader is cautioned that all forward-looking statements are necessarily speculative and there are numerous risks and uncertainties that could cause actual events or results to differ materially from those referred to in such forward-looking statements. WQN, Inc.'s future business plans, prospects and objectives may change as a result of, or be impacted by, a number of factors. Such factors include, but are not limited to: WQN, Inc.'s expansion and acquisition strategy, the availability, impact and performance of operations and investments that WQN, Inc. has made or intends to make, and general economic and business conditions, including economic and business conditions in those areas in which WQN, Inc. plans to invest and operate. These risk factors and additional information are included in WQN, Inc.'s filings with the Securities and Exchange Commission. All forward-looking statements included in this document are based upon information available to WQN, Inc. as of the date hereof, and WQN, Inc. assumes no obligation to update any such forward-looking statement thus the reader should not assume that silence by WQN, Inc. and its management over time means that actual events are bearing out as estimated in such forward-looking statements.